UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 25, 2017 (May 24, 2017)

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

974 Centre Road
Wilmington, Delaware 19805
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 24, 2017, E. I. du Pont de Nemours and Company (the “Company”) held its Annual Meeting of Stockholders. As of the close of business on March 28, 2017, the record date for the annual meeting, 866,755,737 shares of the Company’s common stock, par value $0.30 per share, were outstanding and entitled to vote. A total of 757,122,801 shares of common stock were voted in person or by proxy, representing 87.35 percent of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the meeting, all of which are described in the Company's 2017 Proxy Statement.

Proposal 1 - Election of Directors. The Company’s stockholders elected the following 10 nominees to serve on the Board of Directors until the next annual meeting of stockholders and until their successors have been duly elected or appointed.

Director	For	Against	Abstain	Broker Non-Votes
Lamberto Andreotti	626,844,094	5,433,947	1,927,564	122,917,196
Edward D. Breen	616,759,673	14,307,769	3,138,163	122,917,196
Robert A. Brown	627,658,670	4,604,627	1,942,308	122,917,196
Alexander M. Cutler	511,437,225	120,854,218	1,914,162	122,917,196
Eleuthère I. du Pont	511,112,074	121,205,467	1,888,064	122,917,196
James L. Gallogly	626,795,178	5,482,351	1,928,076	122,917,196
Marillyn A. Hewson	511,389,351	120,698,638	2,117,616	122,917,196
Lois D. Juliber	508,490,143	123,809,239	1,906,223	122,917,196
Lee M. Thomas	511,498,994	120,764,700	1,941,911	122,917,196
Patrick J. Ward	627,620,797	4,624,461	1,960,347	122,917,196

Proposal 2 - Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017.

For	Against	Abstain
747,022,770	8,433,865	1,666,166

Proposal 3 - Advisory Vote on Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
468,015,381	162,591,803	3,598,421	122,917,196

Proposal 4 - Advisory Vote on Frequency of Advisory Votes on Executive Compensation. The Company’s stockholders approved, by advisory vote, one year as the frequency for advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain
570,197,766	2,245,509	59,736,050	2,026,280

The Company will include a shareholder vote on the compensation of executives every year until the next required vote on the frequency of shareholder votes on the compensation of executives.

Proposal 5 - Stockholder Proposal on Executive Compensation Report. The Company’s stockholders did not approve a stockholder proposal regarding the preparation of a report reviewing the Company’s compensation packages for senior executives.

For	Against	Abstain	Broker Non-Votes
26,557,696	592,201,081	15,446,828	122,917,196

Proposal 6 - Stockholder Proposal on Accident Risk Reduction Report. The Company’s stockholders did not approve a stockholder proposal regarding a report on the steps the Company has taken to reduce risk of accidents.

For	Against	Abstain	Broker Non-Votes
167,557,781	427,996,068	38,651,756	122,917,196

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Jeanmarie F. Desmond
Jeanmarie F. Desmond
Vice President and Controller

May 25, 2017

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